UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32404	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 S. 4250 West, Salt Lake City, UT 84104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 560-3983

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001	PTE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, on May 12, 2022, at a special meeting of the stockholders of PolarityTE, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s (Third) Restated Certificate of Incorporation to effectuate a reverse split of the Company’s common stock, par value $0.001 (the “Common Stock”) and authorized the Board of Directors (the “Board”) to select, at the Board’s sole discretion, a ratio of between 1-for-10 and 1-for-25, inclusive.

The Board determined to set the reverse stock split ratio at 1-for-25 (the “Reverse Stock Split”). The Reverse Stock Split will become effective as of 4:15 p.m., Eastern Time on May 16, 2022 (the “Effective Time”), pursuant to a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s (Third) Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. This discussion is qualified in its entirety by reference to the full text of the Certificate of Amendment.

In connection with the Reverse Stock Split, the CUSIP number of the Common Stock will change to 731094 207. The Common Stock will begin trading on The Nasdaq Capital Market on a reverse split-adjusted basis on May 17, 2022.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On May 16, 2022, the Company issued a press release announcing the filing of the Certificate of Amendment and effective date of the Reverse Stock Split titled “PolarityTE to Effectuate 1-for-25 Reverse Stock Split.” A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s (Third) Restated Certificate of Incorporation
99.1	Press release dated May 16, 2022, titled “PolarityTE to Effectuate 1-for-25 Reverse Stock Split.”
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: May 16, 2022	/s/ Jacob Patterson
Jacob Patterson
Chief Financial Officer